2020 UBS Midstream, MLP & Utilities One-on-One Conference January 14-15, 2020

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

The Permian Basin: PhenomenalIntroduction Growth Driving Midstream Opportunities

In 2018, We Completed Our Stepped Plan to Achieve the Characteristics the MLP Sector Demands Strong Coverage Lower Leverage •Common Unit Price(1): $27.65 •Distribution/CU/Year: $2.40 •Yield(1): 8.7% •Market Cap(1): ~$3 billion •Credit Ratings: Simplified Structure/ ➢ Fitch: BB/Stable ➢ Moody’s: Ba2/Stable Governance ➢ S&P: BB-/Stable •Enterprise Value: ~$8 billion •Total Assets: ~$6 billion NS •Pipeline Miles: ~9,900 •Pipeline Volumes (2): 1.8MMBPD •Storage Capacity: ~74MMB No IDR Burden •Storage Throughput Volumes(2): 439MBPD NYSE: 1. As of December 10, 2020 Maximized Self- 2. Average daily volume for quarter ended September 30, 2019 Funding 4

Thi In 2019, We Met or Surpassed Each of Our Core Operational Goals #1- 2019 Project Completion Selby Renewable Diesel Effective project Stockton Biodiesel execution Permian Sunrise Connection Midland Connection Projects Wichita Falls/Hewitt/Sunrise Project St. James/Bayou Bridge Connection #2- Corpus Early Service Export on 16” Corpus Full-service Export on 30” Strict financial Valley System Project Nuevo Laredo Early Service Project* discipline Gray Oak/Hwy 97 Connection Portland Biodiesel/Renewable Diesel * Nuevo Laredo Full-Service Project (on schedule Feb ’20) #3- 2019 Project Spending Continued HSE excellence Initial: Revised: $500-550MM $485-515MM 2019 Health Even through an ambitious capital program in 2019, we had fewer recordables and a lower TRIR than in 2018 (and our 2018 safety statistics & Safety were significantly better than industry averages) 5

NuStar’s Third Quarter 2019 Results Demonstrated Our Consistent Progress and Solid Growth in 2019… Q3 Q3 2018 2019 Pipeline EBITDA DCF (Continuing (Continuing Q3’18 Throughputs Operations) Operations) Q3’19 Debt-to- Debt-to- EBITDA EBITDA 4.52X2 3.96X2 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 2 - Based on a rolling four quarters 6

… And We Expect to Meet or Surpass All Our 2019 Financial Goals ★ In July, we closed on the sale of the St. Eustatius operations for a healthy double-digit multiple, and we deployed those proceeds to lower our debt further and to help fund the high-return, low-multiple projects comprising our 2019 strategic capital program ★ With the sale of the St. Eustatius operations, we: ⭐Reduced our op-ex by about $30MM for the remainder of 2019 ⭐Reduced our 2019 reliability capital by about $10MM ⭐Simplified and de-risked our business overall ⭐Improved both our forecasted 2019 debt-to-EBITDA and our DCF coverage Previous Guidance Current Guidance 2019 DCF COVERAGE 1.2-1.3X 1.3-1.4X 2019 Debt-to-EBITDA ~4.3X ~4.0X 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 7

We Expect to Report Strong Results for 2019, and 2020 Looks Even Stronger 2019 2020 EBITDA from $625-675MM $715-765MM ~14% Continuing Operations DCF Coverage 1.3-1.4X 1.4-1.6X ~11% 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 8

Our 2020 Strategic Spending Will Target Low-multiple Projects to Continue to Expand on NuStar’s “Sweet Spots” Total Estimated Total Estimated 2019 2020 Strategic Spending: Strategic Spending: 485-515MM 300-350MM ~35% West Coast Bio-Fuels Permian Crude N. Mexico Gulf Coast Exports: ~$15MM in 2019 System • Corpus Christi (~$105MM Products Supply in 2019) ~$160MM in 2019 ~$145MM in 2019 • St. James (~$2MM in 2019) ★ We plan to spend about 35% less in 2020 on capital projects than we did in 2019, as our planned strategic capex returns to our historic range ★ This year, we are continuing to execute low-multiple projects to enhance our existing footprint in the same key areas of opportunity we invested in during 2019 9

Permian Crude System

The U.S. is Now the Global Leader in Crude Production U.S. Crude Production Permian (shale + conv) ★ U.S. total crude Annual Average-2014 - 2024 Rest of Major Shale production is now Rest of U.S. 16.0 Federal GOM expected to grow to 14.715.0 Total U.S. Production 14.2 13.3 MMBPD by the Total Major U.S. Shale 13.7 14.0 13.1 end of 2020 12.2 ★ 12.0 11.0 The United States was a net exporter in late 10.0 9.4 9.4 8.8 8.8 2019 and is expected 7.5 4.1 8.0 4.1 4.0 to become a 6.5 4.0 MMBPD 4.0 sustainable net 5.3 5.5 5.7 4.0 6.0 5.0 3.9 exporter in 2020 3.3 4.0 3.9 3.3 ★ U.S. production growth 3.5 6.1 6.4 2.7 5.0 5.4 5.8 is expected to 2.0 1.9 4.4 1.2 3.5 0.6 0.6 0.8 1.9 2.0 2.5 continue to be driven 0.9 1.0 1.2 1.4 1.6 0.0 0.9 0.9 by shale production 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2008 growth through 2024 Source: EIA, ESAI 11

The Permian Basin Has Been, and Is Expected to Continue to be, the Largest and Most Resilient U.S. Shale Play… ★ Even with widely publicized concerns MMBPD Projected Permian Production regarding E&P capital spending cuts, the 7 (Annual Average) Permian Basin’s production growth is still 6 5.4 5.8 5.0 expected: 5 4.4 ⭐ To exit 2020 at 5.2MMbpd, over 50% of 4 the nation’s total shale output 3 ⭐ To exit 2023 at 6.2MMbpd 2 1 ★ Even well below the forecasted $50-60 WTI 0 price range, Permian production would be 2019 2020 2021 2022 expected to grow MMBPD Permian Oil Production 7 (2014-2022) WTI @ 70 6 WTI @ 40 5 4 3 2 1 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sources: Bloomberg (1/8/2020), EIA (12/10/2019), ESAI (12/23/2019), JP Morgan (1/8/2020), Wells Fargo (1/6/2020); Rystad Energy 12 (October 2019) CONFIDENTIAL

… And NuStar’s System Continues to Outperform the Permian Basin NS System vs. Permian Basin Throughput Growth Rig Counts (2019 YoY) 260% NuStar 240% 259% 220% 200% Permian Acreage 180% 160% U.S. 140% Basin 120% (non-Permian) 100% 104% 80% +5% 60% 40% -17% 20% -32% 0% 19 - CumulativeMonthly Growth (%) Dec Jan-18 Jan-19 Sep-17 Sep-18 Sep-19 May-17 May-18 May-19 NS Growth Permian Growth 395 450 ★ Our system’s throughput volumes are up $35NS Permian Crude System Performance (by Quarter) 370 400 259% since we acquired it, compared to $30 349 327 350 104% the Permian Basin’s growth over that 314 $25 266 300 period $20 211 250 ★ We averaged 448MBPD in December 2019, 187 $35 200 and we exited the year at over 460MBPD $15 159 $31 139 $27 $27 $23 150 ★ We received nominations for 475MBPD for $10 $19 100 $14 January $5 $12 $12 $7 50 ⭐We expect to achieve throughput of $0 0 over 550MBPD by year-end 2020 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 EBITDA ($MM) System Receipts (Avg MBPD) 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 13

Our System’s Strong Performance Demonstrates Our “Core of the Core” Location and Our Top-Tier, Creditworthy Customers ★ The quality of geological formations underlying our system attracts the strongest customers ⭐ Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers ⭐ Over 45% of our system’s revenue is generated from investment-grade rated entities1 Highest-Quality “Rock” NS System Producer-type (% of System Revenue) …And Produce Attracts Efficient Growth Creditworthy, Major Across Cycles Diverse Producers 42% Private 15% …That Apply the 43% Other Most Advanced Public Technology ★ Our top-quality customers, in turn, drive and insulate our system’s continued development and strong growth 1 – September 30, 2019 YTD 14

We Plan to Continue to Expand and Connect Our Permian Crude System, in Step With Our Customers’ Needs May 2017 Current Projected Dedicated Acres 500,000 2021 AMI 5,000,000 System Capacity 220,000 560,000 700,000 PAA SUNRISE II Receipt Points 122 277 ~350 NS COLORADO CITY TERMINAL PAA BASIN Pipeline Miles ~600 ~900 TBD BRIDGETEX, SUNOCO Permian NS BIG SPRING Express & WTG Storage (bbls) 900M 1.1MM 1.8MM TRUCK TERMINAL LOADING DELEK BIG SPRING CENTURION REFINERY PIPELINE Third-party Connections CENTURION SCR Enterprise NS STANTON NuStar Truck Unloading Facilities STATION TERMINAL (1Q20) NuStar Terminals SUNPET PAA (2Q20) SUNOCO MIDKIFF 15

Gulf Coast Exports: ContinuedCorpus Christi Improvement: & St. James Our 2019 Plan

U.S. Crude Exports are Expected to Ramp Dramatically as Permian Production Exceeds U.S. Refiners’ Demands 2.2MMbpd U.S. Export Growth New capacity from Permian 2019 - 2024 long-haul projects in-service late 2019 and early 2020 Exports from U.S. Exports from U.S. and Canada to to Europe Asia increase 1.7MMbpd or 66% increase 1.5MMbpd Growth in U.S. exports between 450Mbpd 2019 and 2024 4Q 2020 United States expected to become a sustainable net exporter Midstream Solutions MMBPD Ensuring that exports and related infrastructure keeps pace with that expected growth represents the next large-scale logistics dislocation requiring midstream solutions Sources: ESAI, RBN Energy CONFIDENTIAL 17

The Port of Corpus Christi has Become the Largest U.S. Crude Export Hub ★ Regional refiners’ consumption has MMBPD U.S. Gulf Coast Oil Exports by Hub topped out, which means that a 7 significant proportion of the volumes to be transported on the additional 6.2 5.9 5.8 5.9 6 Corpus Christi exports are 2.1MMbpd of new long-haul pipeline 5.5 5.5 6.1 expected to grow from 5.3 5.9 capacity from the Permian to the 0.5MMbpd to 5.1 5.6 Corpus area commencing partial 5 2.0MMbpd by YE 2020 4.7 5.2 service during 2H 2019 will be moved 4.1 out over Corpus dock facilities 4.0 4 3.7 ★ Corpus Christi, historically a regional 4.0 2.9 refinery and domestic marine delivery 3 2.7 hub, has evolved into a major crude 2.5 2.9 oil export hub 1.9 2.0 2 ⭐In 2018, Corpus Christi represented 1.5 21% of the total 712MMbbls Gulf Coast exports 1 ⭐By year-end 2023, exports from Corpus are projected to grow to 2.6MMbpd of 0 the Gulf Coast’s total 6.3MMbpd Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- 2018 2018 2019 2019 2020 2020 2021 2021 2022 2022 2023 2023 Corpus Christi Houston Nederland Louisiana Source: EIA, Rystad Energy (October 2019), IEA 18

We Have Expanded on Our Existing Assets in South Texas to Export Permian Barrels for Trafigura From Our Corpus Christi Facility ★ We have completed our project for Trafigura to connect our existing South Texas Crude System with PAA’s Cactus II to transport Permian barrels to our Corpus Christi North Beach facility for export: ⭐ In August, we began transporting WTI via our South Texas system 16” existing pipeline from a connection to PAA’s Cactus II pipeline to our Corpus Christi North Beach Terminal ⭐ In early September, we completed construction on a new 30” pipeline from a connection in Taft, TX to our Corpus Christi North Beach Terminal and continue to build 600Mbbls of storage at Corpus Completing in Christi, which will bring our January 2020 capacity at the facility to 3.9MMbbls ★ Taft, TX will be the point of convergence for all three new pipelines and offers shipper optionality to deliver to either side of the ship channel (Ingleside or Corpus Christi) ⭐ We are in discussions to connect to other long-haul pipeline projects and with parties for additional commitments 19

Our Connection Facility Establishes Our Footprint in Taft, Texas, the Emerging South Texas Crude Oil Hub ★ The Permian long-haul 2.1MMbpd Taft pipeline projects were from the developed to maximize Permian ~15 miles to Ingleside shippers’ destination Harbor Island optionality, and Taft, Texas ~6+ miles to Inner Harbor offers both geographic Ingleside flexibility and less expensive real estate ⭐Taft’s location offers a Corpus Christi jumping off point for connections on either side of the Corpus Christi Ship Channel (Ingleside or the Inner Harbor) ★ As the point of convergence for all three of the Permian-to-Corpus Christi long-haul pipelines and with developing access to multiple marine and refinery outlets, Taft is poised to become the major crude oil market hub in South Texas ★ Our connection to Cactus II in Taft not only enables our services for Trafigura; it also positions NuStar to build on our early entry into this developing hub ★ We believe there will be ample volumes to support an expansion of our initial Taft footprint 20

NuStar’s Corpus Christi North Beach Terminal is Now Exporting Permian Long-haul Barrels 100 Series 1.0MMbbl 400 Series 200 Series 1.7MMbbl 0.8MMbbl +0.4MMbbl Remaining Footprint +0.4MMbbl Under Construction Dock 15 Dock 16 Dock 2 Dock 1 (Light-loaded Suez) (Pana) Inland Barge (Light-loaded Suez) In-bound Capacity Storage Capacity Out-bound Capacity Current total: 1.2MMbpd Current total: 3.5MMbbl Current total: 1.1MMbpd • South Texas Crude System 16” • Plus (under construction)- • Ship docks- 750Mbpd to 1.0MMbpd Pipeline- 240Mbpd 0.4MMbbl • Refinery pipeline- 100Mbpd • Taft 30”- 720Mbpd and expandable • Potential 0.4MMbbl • Anticipated throughputs after project • Harvest 16” Pipeline - 240Mbpd completion- 600Mbpd to 700Mbpd ★ Our Corpus Christi North Beach Terminal is MBPD Average CCNB Throughputs 591 591 now receiving barrels from our South Texas 600 Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline and our new 30” 400 296 pipeline from Taft, as well as from third- 239 party pipeline connections 200 ⭐Average throughputs are more than twice the 2018 average 0 2018 Avg Jul 2019 Oct 2019 Dec 2019 21

St. James, Formerly the Heart of U.S. Crude Import Infrastructure, has Evolved as North American Shale Production is Reversing Crude Flows to Favor Regional Supply and Export ★ Pre-shale play revolution, St. James, LA became the heart of a vast web of pipelines dedicated to supplying imported crude oil to refineries in the region and inland, across the mid-continent ★ As rapid growth in U.S. shale production has allowed refiners to replace much of crude imports with domestic crude, imports to U.S. refiners through St. James have decreased dramatically ★ At the same time, North MMBPD Gulf Coast Refinery Crude Inputs American shale production 10,000 continues to grow, and St. James 8,000 continues to play a central role in 6,000 Domestic Production crude distribution and storage for 4,000 the region and the world 2,000 Imported Crude - 1985 1990 1995 2000 2005 2010 2015 Source: RBN, EIA CONFIDENTIAL 22

Our St. James Terminal is a World-class Facility That We Continue to Connect and Equip for the Next Opportunities as the Hub Evolves ★ St. James is evolving into a hub for regional crude distribution and storage and for U.S. exports ⭐U.S. refiners will continue to require heavy sour crude to balance their slate, which will be imported either by pipeline from Canada or over the water from other sources ⭐As production in the Permian, Bakken and Western Canada grow to exceed North American refiners’ needs, those barrels will be exported In-bound Capacity Storage Capacity Out-bound Capacity ⭐ Marathon 30” ⭐ Bayou Bridge 24” ⭐ ExxonMobil 16” & ⭐ Zydeco 18” LOCAP Pipelines- Pipelines- 24” 48” 3.5MMbpd 1.4MMbpd ⭐ Shell Norco (via ⭐ Crimson 16” LOCAP 30” ⭐ Ship Shoal 20” 9.9MM bbls /Maurepas 24”) Unit Trains- 180Mbpd (expandable +5MMbbls) Trucks-20Mbpd Marine Imports Marine Exports ★ We are developing projects to ensure that, as in-bound pipeline volumes grow, we have the connectivity and capability those barrels require for handling storage and export ★ NuStar’s St. James facility has the capacity and connectivity to handle the changing crude flows in the region with access to crude supply from Gulf of Mexico, Eagle Ford, Permian and other domestic shale plays 23

Our St. James Facility is Benefiting From Price Dislocations in the Near-Term and Positioned to Participate in Export Growth in the Future ★ A major dislocation between WCS production and the Gulf Coast from a lack of long-haul capacity from the North has continued to drive wide differentials that support unit train economics this year ⭐We recently contracted higher MVCs for 30MBPD through April 2022 (up- sized from 20MBPD) and are expecting those volumes to grow ⭐Dislocations may continue into 2021, due to the delay of Enbridge Line 3 replacement until 2H20 ★ We are ensuring our facility is connected to the long-haul pipeline projects in progress to debottleneck shale plays, the region, as well as the Midwest and beyond ⭐As soon as 1H21, Capline’s New Pipelines Debottleneck the Broader System reversal is likely to bring large volumes of WTI, heavy Canadian and Bakken crude for use in regional refineries and export to other locations ⭐Bayou Bridge began bringing WTI light barrels to St. James in late March, and the line may also bring Bakken and Canadian barrels either for export or local use 24

Northern Mexico Refined Products Supply

Mexico’s Refined Product Demand is Expected to Continue to Exceed Its Infrastructure’s Capacity MBPD ★ Mexico refineries currently Gasoline and Diesel Production at Pemex Refineries 500 operate around 35% of nameplate capacity due to weak 400 returns and historical under- 300 investment ⭐ In 2019, utilization has 200 fluctuated between 30% and 100 55% of capacity and is - projected to stabilize at 40% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 of capacity in 2020 Gasoline Diesel ★ With limited domestic supply, MBPD Mexico Combined Gasoline and Diesel Balance 1,400 gasoline and diesel imports have 1,100 1183 made up 60%-80% of Mexico’s 1147 1157 1162 1114 1132 1078 1056 1046 consumption in recent years 800 1024 1002 976 971 ⭐ In 2019, gasoline and diesel 500 imports made up 200 approximately 68% of -100 Mexico’s consumption 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Oct Nov 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2019 Production Import Export/Other Sales Source: Petroleos Mexicanos (PEMEX) 26

We Completed Two Projects in 2019, and Will Bring Another Into Service in Early 2020, to Help Remedy This Supply Imbalance ★ In 3Q 2019, we completed service on two projects we developed to address the supply imbalance in Northern Mexico:  Nuevo Laredo Early ⭐Nuevo Laredo Project for Valero Service Project ➢ Early ULSD service completed in September 2019 ➢ Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion on track to be completed by February 2020 ➢ ~28Mbpd new capacity with take-or-pay volumes on seven-year contract term ⭐Valley Pipeline Expansion for major customers ➢ Receiving facility in Matamoros is expected to be in service 1Q 2020  Valley ➢ NuStar’s project completed in September Refined 2019 Products Supply ➢ 45Mbpd new capacity with seven-year Project contract term ➢ Recent open season was fully subscribed 27

West Coast Bio-Fuels

Aggressive West Coast Carbon Emissions Reduction Goals Continue to Generate Growing Demand and Market Dislocations That Require Midstream Solutions ★ Regulatory priorities on the West Coast are dramatically International increasing demand for bio-fuels in the region Tacoma Exports ★ At the same time, obtaining permits for greenfield Vancouver projects in the region is difficult, which increases the value of existing assets Portland ★ Our terminal facilities have the access to facilities Singapore Midwest necessary to receive bio-fuels from outside the region Supply Supply and to provide a base for distribution of bio-fuel products across the West Coast Stockton Transportation Fuel Supply With LCFS Compliance From Petroleum Diesel Alternatives Selby NV and AZ 250 1020 Exports 1000 200 BPD Pittsburg BPD 980 150 960 Gulf 940 housand 100 Coast 920 900 50 Wilmington Supply 880 Volume, T Volume, 0 860 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Diesel Gasoline Volume, Thousand Volume, Gasoline Fossil Diesel Biomass-Based + Renewable Diesel CaRFG Source: IHS Markit © 2018 IHS Markit 29

NuStar is Partnering With Key Customers to Develop Necessary Bio-Fuels Storage at Several of Our West Coast Facilities ★ We have developed and completed a number NS West Caost Terminal's Bio-fuel of bio-fuels projects with our customers on the Growth 2017-2019 2017 West Coast that have allowed NuStar to 1,600 2018 capture market share and build important 1,446 2019 customer relationships with key global 1,400 producers 1,241 Complete 1,200 Convert 36,000 Bbls to biodiesel Portland 1,000 Convert 57,000 Bbls to renewable diesel 883 Selby Construct truck-loading for renewable diesel 800 Convert 30,000 Bbls to biodiesel BPY Thousand 645 582 Convert 63,000 Bbls to renewable diesel and 600 4Q ‘20 452 Stockton construct 10 rail spots 408 400 Convert 151,000 Bbls to renewable diesel 4Q ‘20 Connect to railcar ethanol offload facility 4Q ‘20 200 147 136 102 Convert 160,000 Bbls to renewable diesel Wilmington Reconfigure dock for enhanced marine 1Q ‘22 0 capability Portland Selby Stockton Wilmington 30

HSE Excellence is NuStar’s #1 Priority 31

Safe, Responsible and Efficient Operations are NuStar’s #1 Priority… ★ Our safety statistics reflect our commitment to safe, responsible operations ⭐In 2019, as in years past, our safety statistics were substantially better than our peers ✓ 21.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ✓ 4.6 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times ⭐ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ⭐Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years ⭐80% of our U.S. terminals are VPP-certified 32

… And, in 2020, We Will Continue to Take Care of Our Employees and Our Communities Across North America ★ NuStar has been recognized for its strong corporate culture with numerous awards ★ NuStar employees contributed 90,000 volunteer hours in 2018 alone ⭐NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size ⭐NuStar’s total 2019 contribution was $3.2 million ★ Each year since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ⭐The tournament has generated an aggregate of over $42 million for Haven for Hope 33

APPENDIX 34

Debt Maturity Schedule ★ We have applied ~$500MM proceeds from recent dispositions to our revolver balance, which has allowed us to reduce leverage and redeploy capital to invest in low-multiple projects Receivables Financing $1,000 Debt Maturities Sub Notes $802 (As of 9/30/2019) GO Zone Financing ($MM) $750 $57 Senior Unsecured Notes Revolver $300 $500 $250 $500 $550 $450 $445 $365 $403 $250 $0 2020 2021 2022 2026 2027 2038-2041 2043 ★ In May, we issued $500MM 6.0% senior unsecured notes that mature in June 2026 – we used a portion of the proceeds to refinance $350MM 7.65% senior unsecured notes that matured in April 2018 ★ In September, we extended our revolver maturity date by one year to October 2021 35

Capital Structure as of September 30, 2019 ($ in Millions) $1.2B Credit Facility $445 Series D Preferred Units $577 NuStar Logistics Notes (4.80%) 450 Series A, B and C Preferred Units $756 NuStar Logistics Notes (4.75%) 250 Common Equity and AOCI 1,014 1 NuStar Logistics Notes (5.625%) 550 Total Equity 2,347 NuStar Logistics Notes (6.00%) 500 Total Capitalization $5,714 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 365 Receivables Financing 57 Finance Lease Liability 59 Short-term Debt & Other (12) Total Debt $3,367 ★ As of September 30, 2019: ⭐Credit facility availability ~$750MM ⭐Debt-to-EBITDA ratio2 3.96x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 36

Reconciliation of Non-GAAP Financial Information 37

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